ACQUISITION	9 Months Ended
Sep. 30, 2012
Business Combinations [Abstract]
ACQUISITION

Note 2. ACQUISITION

On March 15, 2012, the Company, through a newly created subsidiary, entered into a contract to purchase substantially all of the assets, and to assume certain liabilities of the former Nassau Tool Works, Inc., for $11.6 million ($11,600,000) cash and 66,667 share of the Common Stock of AIRI, subject to positive or negative adjustments based on net working capital at closing.  The acquisition was completed on June 20, 2012, and the acquired assets and liabilities and the business are now operated through our new third subsidiary NTW. The two former shareholders of the former Nassau Tool Works, Inc., have joined the Company pursuant to employment contracts.

The NTW Acquisition was financed by a combination of debt and equity. The Company increased its borrowings from its existing revolving loan and term facilities which have been expanded (see Note 8), and raised equity from a Private Placement during June 2012 (see Note 9).

The predecessor of NTW was founded in 1959 and was a manufacturer of aerospace components, principally landing gear for F-16 and F-18 fighter aircraft. In recent years approximately 80% of its net sales are direct to the US Government, specifically the US Navy and Air Force. NTW believes that some of its products are ultimately shipped abroad to support foreign military sales by the US Government. NTW supplies both individual components for repair and complete landing gear for refurbishment. The balance of NTW’s net sales involve machining, turning, deep-hole drilling, and trepanning projects for other aerospace manufacturers.

The NTWAcquisition by AIRI results in a larger enterprise, with greater diversification of customers and aircraft platforms. The combined company has enhanced technical capabilities which we believe will lead to increased sales of landing gear product to our existing and prospective customers.

The NTW Acquisition was accounted for under ASC 805, “Business Combinations.” The total purchase price was allocated to assets acquired and liabilities assumed based on a study of their relative fair values. The final valuation has been completed. The purchase price allocation is set forth below.

Fair Value of Tangible Assets acquired	$7,941,000
Intangible assets, subject to amortization	4,975,000
Goodwill	162,000
Liabilities assumed	(660,000)
Total	$12,418,000

The cost of the acquisition totaled $12,418,000.  The purchase price of the acquisition is as follows:

1.	At closing, the NTW Sellers were paid $11,400,000.

2.	The issuance of 66,667 shares of common stock valued at $300,000.

3.	$200,000 paid in July after the release of a lien on certain property and equipment purchased.

4.	$518,000 to be paid for a working capital adjustment. See below.

It was determined that a working capital adjustment in the amount of $518,000 was appropriate pursuant to the purchase agreement and is reflected in the purchase price allocation above.  In addition, in July 2012, the Company paid $107,000 of liabilities of NTW not assumed under the acquisition agreement.  Such amount will either be repaid by NTW or offset against amounts owed to the seller.  For financial statement purposes, such amount has been offset against the working capital adjustment.  At September 30, 2012, the amount due and payable to the seller totaled $411,000 and is included on the condensed consolidated balance sheet in accounts payable and accrued expenses.